UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

Avient Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-16091	34-1730488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avient Center 33587 Walker Road Avon Lake, Ohio	44012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	AVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on June 23, 2022, Avient Corporation, an Ohio corporation (“Avient”), entered into a Sale and Purchase Agreement (as amended, the “Purchase Agreement”) with Koninklijke DSM N.V., a public limited liability company incorporated under the laws of the Netherlands (“Royal DSM”). Pursuant to the Purchase Agreement, Avient agreed to, among other things, acquire from Royal DSM (a) all of the equity of DSM Protective Materials International B.V., a private limited liability company organized under the laws of the Netherlands, DSM Protective Materials B.V., a private limited liability company organized under the laws of the Netherlands, and DSM Protective Materials LLC, a Delaware limited liability company (including their respective interests in their wholly owned subsidiaries, a partially owned subsidiary, and an equity accounted investee), and (b) certain other assets related to Royal DSM’s protective materials business (including the Dyneema® Brand) (such equity and assets together, “DSM Protective Materials”).

The audited combined carve-out financial statements of DSM Protective Materials, which comprise the combined carve-out statement of financial position at 31 December 2021, and the combined carve-out income statement, combined carve-out statement of comprehensive income, combined carve-out statement of changes in Business Equity, and combined carve-out cash flow statement for the year then ended, and related notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

The unaudited interim condensed combined carve-out financial statements of DSM Protective Materials, which comprise the unaudited interim condensed combined carve-out statement of financial position as at 31 March 2022 and 31 December 2021, and the unaudited interim condensed combined carve-out income statement, unaudited interim condensed combined carve-out statement of comprehensive income, unaudited interim condensed combined carve-out statement of changes in Business Equity, and unaudited interim condensed combined carve-out cash flow statement for the three months ended 31 March 2022, and related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2021 and the three months ended March 31, 2022 giving effect to Avient’s acquisition of DSM Protective Materials are filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG Accountants N.V.

99.1	Combined Carve-Out Financial Statements of DSM Protective Materials.

99.2	Unaudited Interim Condensed Combined Carve-Out Financial Statements of DSM Protective Materials.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Avient.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIENT CORPORATION

By:	/s/ Jamie A. Beggs
Name:	Jamie A. Beggs
Title:	Senior Vice President and Chief Financial Officer

Date: August 3, 2022